EXHIBIT 99.2


                                 REVOCABLE PROXY
                                Security Bancorp
                                Billings, Montana

                         ANNUAL MEETING OF STOCKHOLDERS
                                 _________, 1997

This Proxy Is Being Solicited on Behalf of the Board of Directors of Security Bancorp

         The undersigned, being a stockholder of Security Bancorp ("Security") hereby appoints the Board of Directors of Security, with full powers of substitution, to act as proxy for the undersigned, to vote all shares of common stock of Security which the undersigned is entitled to vote at the Annual Meeting of Stockholders, scheduled to be held at the office of , on February __, 1997 at .m, and at any and all adjournments thereof, as follows:

                                                              VOTE
                                                              ----
                                                  FOR     AGAINST       ABSTAIN
                                                  ---     -------       -------

1)       The approval of the Agreement and
         Plan of Merger dated September 24,
         1996 between Westerfed Financial
         Corporation and Security Bancorp
         (the "Merger Agreement"), and
         the transactions contemplated thereby;

2)       The election of the following three directors:

         A.  I vote FOR all nominees  listed below (except as marked to the
                  contrary below)                                          [ ]

         B.  I WITHHOLD AUTHORITY to vote for all nominees listed below    [ ]

         [INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

             ELAINE F. HINE - DAVID W. JORGENSON - WILLIAM M. LESLIE

                                                               VOTE
                                                               ----
                                                   FOR      AGAINST     ABSTAIN
                                                   ---      -------     -------

3)       The ratification of the appointment of
         KPMG Peat Marwick, LLP as auditors
         for the fiscal year ending June 30, 1997.[  ]        [  ]        [  ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSITIONS SET FORTH ABOVE

         THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING. HOWEVER, PROXIES INSTRUCTED TO VOTE AGAINST THE PROPOSAL TO APPROVE THE MERGER AGREEMENT, THE ELECTION OF THE THREE DIRECTORS AND THE RATIFICATION OF AUDITORS WILL NOT BE VOTED FOR A PROPOSAL TO APPROVE ADJOURNMENT OF THE ANNUAL MEETING IN THE EVENT THAT THERE ARE NOT SUFFICIENT SHARES PRESENT IN PERSON OR BY PROXY AT THE ANNUAL MEETING TO APPROVE THE MERGER.


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                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of Security at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorney and proxies shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt from Security prior to the execution of this proxy of the Notice of the Annual Meeting and the Joint Proxy Statement/Prospectus dated , 1997.


Dated: _________________________, 1997


                                                     --------------------------
                                                     SIGNATURE OF STOCKHOLDER



                                                     --------------------------
                                                     SIGNATURE OF STOCKHOLDER

                                                     Please sign exactly as your
                                                     name appears  herein.  When
                                                     signing    as     attorney,
                                                     executor,    administrator,
                                                     trustee or guardian, please
                                                     give  your full  title.  If
                                                     shares  are  held  jointly,
                                                     each holder should sign.


            PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                  IN THE ACCOMPANYING POSTAGE-PREPAID ENVELOPE